SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported): May 27, 1998





                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




   Maryland                       1-9317                      04-6558834
(State or other              (Commission file               (IRS employer
jurisdiction of                  number)                 identification no.)
incorporation)


 400 Centre Street, Newton, Massachusetts                           02158
 (Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code:  617-332-3990

         THIS CURRENT REPORT CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTITIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED OR PROJECTED. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE REGISTRANT UNDERTAKES NO OBLIGATION TO PUBLISH REVISED FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b) Unaudited Pro Forma Consolidated Financial Statements (set forth beginning on page F-1).


(c)       Exhibits.

         1.1 Purchase Agreement dated as of May 27, 1998 by and among Health and Retirement Properties Trust ("HRP") and the several Underwriters named therein.

         3.1 Third Amendment and Restatement of Declaration of Trust of HRP dated July 1, 1994, as amended to date.

         3.2      By-laws of HRP, as amended to date.

         3.3      Articles   Supplementary  dated  November  4,  1994  to  Third
                  Amendment and Restatement of Declaration of Trust dated July 1, 1994 creating the Junior Participating Preferred Shares.

         3.4 Articles Supplementary dated May 13, 1997 to Third Amendment and Restatement of Declaration of Trust dated July 1, 1994 increasing the Junior Participating Preferred Shares.

         3.5 Articles Supplementary dated May 22, 1998 to Third Amendment and Restatement of Declaration of Trust dated July 1, 1994 increasing the Junior Participating Preferred Shares.

         8.1      Opinion of Sullivan & Worcester LLP re: tax matters.

         23.1     Consent of  Sullivan &  Worcester  LLP  (contained  in Exhibit
                  8.1).

                     HEALTH AND RETIREMENT PROPERTIES TRUST

              Unaudited Pro Forma Consolidated Financial Statements

         The following unaudited pro forma consolidated balance sheet at March 31, 1998 is intended to present the consolidated financial position of the Company as if the transactions described in the notes hereto were consummated at March 31, 1998. The following unaudited pro forma consolidated statements of income are intended to present the consolidated results of operations of the Company as if the transactions were consummated as of the beginning of the periods presented. These unaudited pro forma consolidated financial statements should be read in conjunction with, and are qualified in their entirety by reference to, the separate consolidated financial statements of the Company for the year ended December 31, 1997, incorporated herein by reference to the Company's Current Report on Form 8-K dated February 27, 1998 and the Company's unaudited consolidated financial statements for the quarter ended March 31, 1998, incorporated herein by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998. These unaudited pro forma consolidated financial statements are not necessarily indicative of the expected consolidated financial position or results of operations of the Company for any future period. Differences would result from, among other considerations, future changes in the Company's portfolio of investments, changes in interest rates, changes in the capital structure of the Company, delays in the acquisition of certain properties and changes in property level operating expenses.

 HEALTH AND RETIREMENT PROPERTIES TRUST
 Pro Forma Consolidated Balance Sheet
 March 31, 1998
 (dollars in thousands, except per share amounts)
 (unaudited)


                                                                         Recent       1735 Market
                                                       Historical    Acquisitions (A)   Street (B)  Offering (C)    Pro Forma
                                                      -----------   ----------------  ------------  ------------  -------------
                              ASSETS

Real estate properties, at cost:
   Land                                              $   288,933     $     5,185     $    22,600    $      --      $   316,718
   Buildings and improvements                          1,958,782          46,665         203,400           --        2,208,847
                                                     -----------     -----------     -----------    -----------    -----------
                                                       2,247,715          51,850         226,000           --        2,525,565
   Less accumulated depreciation                        (123,652)           --              --             --         (123,652)
                                                     -----------     -----------     -----------    -----------    -----------
                                                       2,124,063          51,850         226,000           --        2,401,913
Real estate mortgages and notes, net                      84,195            --              --             --           84,195
Investment in Hospitality Properties Trust               111,433            --              --             --          111,433
Cash and cash equivalents                                 21,678         (11,850)         (6,000)        25,922         29,750
Interest and rents receivable                             20,419            --              --             --           20,419
Deferred interest and finance costs, net,
   and other assets                                       27,463            --              --             --           27,463
                                                     -----------     -----------     -----------    -----------    -----------
                                                     $ 2,389,251     $    40,000     $   220,000    $    25,922    $ 2,675,173
                                                     ===========     ===========     ===========    ===========    ===========


              LIABILITIES AND SHAREHOLDERS' EQUITY

Bank notes payable                                   $   160,000     $    40,000     $   220,000    $  (420,000)   $      --
Senior notes payable, net                                499,851            --              --             --          499,851
Mortgage notes payable                                    26,157            --              --             --           26,157
Convertible subordinated debentures                      209,818            --              --             --          209,818
Accounts payable and accrued expenses                     32,371            --              --             --           32,371
Deferred rents                                            33,448            --              --             --           33,448
Security deposits                                         17,818            --              --             --           17,818
Due to affiliates                                          7,141            --              --             --            7,141
Dividend payable                                          40,377            --              --             --           40,377

Shareholders' equity:
   Preferred shares of beneficial interest,
     $.01 par value; 50,000,000 authorized;
     none issued                                            --              --              --             --             --
   Common shares of beneficial interest,
     $.01 par value; 125,000,000 and
     150,000,000 shares authorized and pro
     forma, 106,256,403 and 131,256,403
     shares issued and outstanding and pro forma           1,063            --              --              250          1,313
   Additional paid-in capital                          1,512,767            --              --          445,672      1,958,439
   Cumulative net income                                 451,679            --              --             --          451,679
   Dividends                                            (603,239)           --              --             --         (603,239)
                                                     -----------     -----------     -----------    -----------    -----------
     Total shareholders' equity                        1,362,270            --              --          445,922      1,808,192
                                                     -----------     -----------     -----------    -----------    -----------
                                                     $ 2,389,251     $    40,000     $   220,000    $    25,922    $ 2,675,173
                                                     ===========     ===========     ===========    ===========    ===========
                                                            --              --              --             --             --

HEALTH AND RETIREMENT PROPERTIES TRUST
Pro Forma Consolidated Statement of Income
For the Three Months Ended March 31, 1998
(amounts in thousands, except per share data)
(unaudited)
                                                                              1998
                                                                          First Quarter     1600 Market      Recent
                                                            Historical    Acquisitions (D)  Street (E)    Acquisitions (D)
                                                           -------------- ----------------  -----------   ----------------
Revenues:
     Rental income                                           $ 66,894        $  2,455        $  4,721        $  1,854
     Interest and other income                                  5,058            --              --              --
                                                             --------        --------        --------        --------
         Total revenues                                        71,952           2,455           4,721           1,854
                                                             --------        --------        --------        --------
Expenses:
     Operating expenses                                        13,502             338           1,915             556
     Interest                                                  13,651           1,028           1,869             650
     Depreciation and amortization                             12,658             479             650             291
     General and administrative                                 3,619             104             145              66
                                                             --------        --------        --------        --------
         Total expenses                                        43,430           1,949           4,579           1,563
                                                             --------        --------        --------        --------
Income (loss) before equity in earnings of
     Hospitality Properties Trust                              28,522             506             142             291
Equity in earnings of Hospitality Properties Trust              1,327            --              --              --
Gain on equity transaction of Hospitality Properties Trust      1,532            --              --              --
                                                             --------        --------        --------        --------

Income (loss) before extraordinary item                      $ 31,381        $    506        $    142        $    291
                                                             ========        ========        ========        ========

Weighted average shares outstanding                           101,471
                                                             ========
Basic and diluted earnings per common share:
Income (loss) before extraordinary item                      $   0.31
                                                             ========


                                                              1735 Market
                                                              Street (F)      Other (G)   Offering (H)     Pro Forma
                                                              -----------    ----------   ------------    ------------
Revenues:
     Rental income                                             $  7,483       $   --         $   --         $ 83,407
     Interest and other income                                     --             --             --            5,058
                                                               --------       --------       --------       --------
         Total revenues                                           7,483           --             --           88,465
                                                               --------       --------       --------       --------
Expenses:
     Operating expenses                                           2,459           --             --           18,770
     Interest                                                     3,575         (1,291)        (6,825)        12,657
     Depreciation and amortization                                1,271           --             --           15,349
     General and administrative                                     283           --             --            4,217
                                                               --------       --------       --------       --------
         Total expenses                                           7,588         (1,291)        (6,825)        50,993
                                                               --------       --------       --------       --------
Income (loss) before equity in earnings of
     Hospitality Properties Trust                                  (105)         1,291          6,825         37,472
Equity in earnings of Hospitality Properties Trust                 --             --             --            1,327
Gain on equity transaction of Hospitality Properties Trust         --             --             --            1,532
                                                               --------       --------       --------       --------

Income (loss) before extraordinary item                        $   (105)      $  1,291       $  6,825       $ 40,331
                                                               ========       ========       ========       ========

Weighted average shares outstanding                                                                          130,941
                                                                                                            ========
Basic and diluted earnings per common share:
Income (loss) before extraordinary item                                                                     $   0.31
                                                                                                            ========

HEALTH AND RETIREMENT PROPERTIES TRUST
Pro Forma Consolidated Statement of Income
For the Year Ended December 31, 1997
(amounts in thousands, except per share data)
(unaudited)
                                                                                                 Second Quarter     Third Quarter
                                                            Historical   GPI (I)     CSMC (J)    Acquisitions (K)   Acquisitions (K)
                                                            ----------  ---------   ---------    ----------------   ----------------
Revenues:
     Rental income                                           $188,000   $ 11,959    $  6,831         $  2,948         $  3,179
     Interest and other income                                 20,863       (366)       --               --               --
                                                             --------   --------    --------         --------         --------
         Total revenues                                       208,863     11,593       6,831            2,948            3,179
                                                             --------   --------    --------         --------         --------
Expenses:
     Operating expenses                                        26,765      2,053       1,910             --                954
     Interest                                                  36,766     (1,216)      3,232            1,087            1,463
     Depreciation and amortization                             39,330      4,156       1,119              627              501
     General and administrative                                11,670      2,105         249              139              111
                                                             --------   --------    --------         --------         --------
         Total expenses                                       114,531      7,098       6,510            1,853            3,029
                                                             --------   --------    --------         --------         --------
Income (loss) before equity in earnings of Hospitality
     Properties Trust, gain on sale of properties and
     extraordinary item                                        94,332      4,495         321            1,095              150
Equity in earnings of Hospitality Properties Trust              8,590       --          --               --               --
Gain on equity transaction of Hospitality Properties Trust      9,282       --          --               --               --
                                                             --------   --------    --------         --------         --------
Income (loss) before gain on sale of properties and
     extraordinary item                                       112,204      4,495         321            1,095              150

Gain on sale of properties, net                                 2,898       --          --               --               --
                                                             --------   --------    --------         --------         --------
Income (loss) before extraordinary item                      $115,102   $  4,495    $    321         $  1,095         $    150
                                                             ========   ========    ========         ========         ========
Weighted average shares outstanding                            92,168
                                                             ========
Basic and diluted earnings per common share:
Income (loss) before extraordinary item                      $   1.25
                                                             ========
                                                               West 34th   Franklin   Bridgepoint   Fourth Quarter       1998
                                                              Street (L)   Plaza (M)  Square (N)   Acquisitions(K)  Acquisitions (Q)
                                                              ---------- -----------  ----------- ----------------  ---------------
Revenues:
     Rental income                                            $ 10,771     $  9,614      $  5,599       $  8,461        $ 26,039
     Interest and other income                                    --           --            --             --              --
                                                              --------     --------      --------       --------        --------
         Total revenues                                         10,771        9,614         5,599          8,461          26,039
                                                              --------     --------      --------       --------        --------
Expenses:
     Operating expenses                                          3,641        4,904         2,162          2,634           5,583
     Interest                                                    2,876        2,486         3,216          4,338           9,100
     Depreciation and amortization                               1,869        1,334         1,175          1,269           4,601
     General and administrative                                    415          296           262            283           1,024
                                                              --------     --------      --------       --------        --------
         Total expenses                                          8,801        9,020         6,815          8,524          20,308
                                                              --------     --------      --------       --------        --------
Income (loss) before equity in earnings of Hospitality
     Properties Trust, gain on sale of properties and
     extraordinary item                                          1,970          594        (1,216)           (63)          5,731
Equity in earnings of Hospitality Properties Trust                --           --            --             --              --
Gain on equity transaction of Hospitality Properties Trust        --           --            --             --              --
                                                              --------     --------      --------       --------        --------
Income (loss) before gain on sale of properties and
     extraordinary item                                          1,970          594        (1,216)           (63)          5,731

Gain on sale of properties, net                                   --           --            --             --              --
                                                              --------     --------      --------       --------        --------
Income (loss) before extraordinary item                       $  1,970     $    594      $ (1,216)      $    (63)       $  5,731
                                                              ========     ========      ========       ========        ========
Weighted average shares outstanding

Basic and diluted earnings per common share:
Income (loss) before extraordinary item


                                                           1600 Market   1735 Market
                                                            Street (O)    Street (P)   Other (R)   Offering (S)   Pro Forma
                                                           ------------  ------------ ----------   ------------  ----------

Revenues:
     Rental income                                           $  18,883   $  29,836    $    --      $    --        $ 322,120
     Interest and other income                                    --          --           --           --           20,497
                                                             ---------   ---------    ---------    ---------      ---------
         Total revenues                                         18,883      29,836         --           --          342,617
                                                             ---------   ---------    ---------    ---------      ---------
Expenses:
     Operating expenses                                          7,659      10,276         --           --           68,541
     Interest                                                    7,475      14,300       (6,395)     (27,300)        51,428
     Depreciation and amortization                               2,601       5,085         --           --           63,667
     General and administrative                                    578       1,130         --           --           18,262
                                                             ---------   ---------    ---------    ---------      ---------
         Total expenses                                         18,313      30,791       (6,395)     (27,300)       201,898
                                                             ---------   ---------    ---------    ---------      ---------
Income (loss) before equity in earnings of Hospitality
     Properties Trust, gain on sale of properties and
     extraordinary item                                            570        (955)       6,395       27,300        140,719
Equity in earnings of Hospitality Properties Trust                --          --           --           --            8,590
Gain on equity transaction of Hospitality Properties Trust        --          --           --           --            9,282
                                                             ---------   ---------    ---------    ---------      ---------
Income (loss) before gain on sale of properties and
     extraordinary item                                            570        (955)       6,395       27,300        158,591

Gain on sale of properties, net                                   --          --           --           --            2,898
                                                             ---------   ---------    ---------    ---------      ---------
Income (loss) before extraordinary item                      $     570   $    (955)   $   6,395    $  27,300      $ 161,489
                                                             =========   =========    =========    =========      =========

Weighted average shares outstanding                                                                                 130,725
                                                                                                                  =========

Basic and diluted earnings per common share:
Income (loss) before extraordinary item                                                                           $    1.24
                                                                                                                  =========

                                                                F-4

                     HEALTH AND RETIREMENT PROPERTIES TRUST

         Notes To Unaudited Pro Forma Consolidated Financial Statements
                  (dollars in thousands, except per share data)

Consolidated Balance Sheet Adjustments

A. Represents the Company's acquisitions in April 1998 and May 1998 of two commercial office properties located in Massachusetts, a medical office property located in California and three commercial office properties located in New Jersey (the "Recent Acquisitions"). These acquisitions were funded with available cash and by drawings under the Company's revolving line of credit.

B. Represents the Company's acquisition on May 22, 1998 of a mortgage secured by a commercial office property located in Philadelphia, Pennsylvania ("1735 Market Street"). The Company has also entered into an agreement with the current owners of 1735 Market Street to acquire a controlling interest in the property subject to definitive agreements and the resolution of certain issues. The acquisition is subject to various conditions and no assurances can be given as to when or if this acquisition will be consummated. In addition, the realization on the collateral may involve foreclosure or other judicial proceedings. This acquisition was funded with available cash and by drawings under the Company's revolving line of credit.

C. Represents the public offering of 25,000,000 common shares of beneficial interest of the Company ("Common Shares") at a per share price of $18.875 (the "Offering"). Net proceeds will be used, in part, to repay amounts outstanding under the Company's revolving line of credit.

Consolidated  Statement of Income  Adjustments  for the Quarter  Ended March 31,
1998

D. Represents the increases in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Recent Acquisitions and the Company's acquisitions during January 1998, February 1998 and March 1998 of two medical office properties and three commercial office properties located in Pennsylvania, four commercial office properties located in Texas, a medical office property located in Massachusetts, a commercial office property located in Maryland, one medical office property and two commercial office properties located in Minnesota and three medical office properties and a commercial office property located in Florida (collectively, "1998 First Quarter Acquisitions"), and the increase in interest expense from the use of the Company's revolving line of credit to fund these acquisitions.

E. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition on March 30, 1998 of a commercial office property located at 1600 Market Street in Philadelphia, Pennsylvania ("1600 Market Street") and the increase in interest expense from the use of the Company's revolving line of credit to fund this acquisition.

F. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of 1735 Market Street, as well as the increase in interest expense from the use of the Company's revolving line of credit to fund this acquisition.

G. Represents the net decrease in interest expense relating to the issuance of additional Remarketed Reset Notes and 6.7% Senior Notes due 2005 in February 1998 (collectively the "1998 Notes') and the issuance of 6,977,575 common shares in February 1998 and March 1998; the proceeds of these offerings were used to repay amounts then outstanding on the Company's revolving credit facility.

H. Reflects the decrease in interest expense as a result of the Offering and the application of the net proceeds to the Company's revolving line of credit.

                     HEALTH AND RETIREMENT PROPERTIES TRUST

         Notes To Unaudited Pro Forma Consolidated Financial Statements
                  (dollars in thousands, except per share data)

Consolidated  Statement of Income  Adjustments  for the Year Ended  December 31,
1997

I. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of the government office properties ("Government Office Properties") from Government Property Investors, Inc ("GPI"). Also reflects the decrease in interest expense arising from the Company's issuance of common shares in a March 1997 offering, the proceeds of which were used in part to repay amounts then outstanding under the Company' revolving line of credit, net of an increase in interest expense related to the Company's assumption of certain debt in connection with the acquisition of the Government Office Properties.

J. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of two medical office properties and two parking structures located in Los Angeles, California ("CSMC"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund this acquisition.

K. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of a) a 200 unit retirement housing property located in Spokane, Washington and 20 medical office clinics and ancillary structures located in Massachusetts during the second quarter ("Second Quarter Acquisitions"), b) three medical and two commercial office buildings located in Pennsylvania during the third quarter ("Third Quarter Acquisitions") and c) a medical office property located in Colorado, a medical office property located in Maryland, a medical office property located in Rhode Island, three medical office properties located in California, and a medical office property located in Washington, D.C. during the fourth quarter ("Fourth Quarter Acquisitions"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund these acquisitions.

L. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of West 34th Street in New York City ("West 34th Street"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

M. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of Franklin Plaza in Philadelphia, Pennsylvania ("Franklin Plaza"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

N. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of Bridgepoint Square, Austin, Texas ("Bridgepoint Square"). Bridgepoint Square consists of five properties, of which one property was under construction at September 30, 1997 and one property was completed in July 1997. Also represents the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

O. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of 1600 Market Street, as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

P. Represents the increase in rental income, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of 1735 Market Street, as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

                     HEALTH AND RETIREMENT PROPERTIES TRUST

         Notes To Unaudited Pro Forma Consolidated Financial Statements
                  (dollars in thousands, except per share data)

Consolidated Statement of Income Adjustments for the Year Ended December 31, 1997 - continued

Q. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's Recent Acquisitions and the 1998 First Quarter Acquisitions (collectively, "1998 Acquisitions"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund these acquisitions.

R. Represents the net decrease in interest expense relating to the issuance of Remarketed Reset Notes in July 1997, the issuance of 6.75% Senior Notes in December 1997, the issuance of the 1998 Notes, the prepayment of Floating Rate Senior Notes in July 1997, and the issuance of common shares in February 1998 and March 1998.

S. Reflects the decrease in interest expense as a result of the Company's Offering and the application of net proceeds to the Company's revolving line of credit.

T. The Company has proposed acquisitions, which include a medical office property and a commercial office property located in Texas, three commercial office properties located in Ohio, a commercial office property located in Pennsylvania, a commercial office property located in Connecticut, a commercial office property located in Delaware, a commercial office property located in Massachusetts and a commercial office property located in New York (the "Proposed Acquisitions"). Upon the consummation of the Proposed Acquisitions, adjusted pro forma total assets, total real estate investments, total borrowings and shareholders' equity at March 31, 1998 would be $2,806,423, $2,681,690, $867,076 and $1,808,192, respectively, for the three months ended March 31, 1998, adjusted pro forma total revenues, total expenses and net income would be $93,730, $55,516 and $41,073, respectively, and for the year ended December 31, 1997, adjusted pro forma total revenues, total expenses and net income would be $369,978, $ 222,382 and $167,264, respectively. The Proposed Acquisitions are subject to various closing conditions customary in real estate transactions, including, but not limited to, due diligence, Board of Trustees approval and final documentation. No assurances can be given as to when or if these Proposed Acquisitions will be consummated.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  HEALTH AND RETIREMENT PROPERTIES TRUST



                                  By: /s/ Ajay Saini
                                      Ajay Saini
                                      Treasurer and Chief Financial Officer

Date: May 28, 1998